SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
OF
ALLSPRING ACTIVE ETFS
ALLSPRING ALTERNATIVE FUNDS
ALLSPRING COREBUILDER FUNDS
ALLSPRING INTERNATIONAL AND GLOBAL EQUITY FUNDS
ALLSPRING MONEY MARKET FUNDS
ALLSPRING MULTI-ASSET FUNDS
ALLSPRING MUNICIPAL FIXED INCOME FUNDS
ALLSPRING SPECIALTY FUNDS
ALLSPRING TAXABLE FIXED INCOME FUNDS
ALLSPRING U.S. EQUITY FUNDS
ALLSPRING VT FUNDS
(each a “Fund”, and together the “Funds”)

At meetings of the Boards of Trustees of Allspring Exchange-Traded Funds Trust, Allspring Funds Trust, Allspring Variable Trust and Allspring Master Trust held on November 10-12, 2025, the Boards of Trustees appointed Cindy J. Miller and Brian S. Shlissel each as Trustee effective January 1, 2026. As a result, effective on January 1, 2026, each Board of Trustees will be comprised of nine members, each of whom is an Independent Trustee as that term is defined under the Investment Company Act of 1940, as amended.

Each Fund’s SAI is hereby amended to add the following to the section entitled “Trustees and Officers – General.”

Name and Year of Birth	Position Held with Registrant/Length of Service[1]	Principal Occupation(s) During Past 5 Years or Longer	Current Other Public Company or Investment Company Directorships
INDEPENDENT TRUSTEES
Cindy J. Miller (Born 1960)	Trustee, since 2026

Retired. Director, President and CEO (from 2019 to 2024) and President and COO (from 2018 to 2019) of Stericycle, Inc. President of Global Freight Forwarding (from 2016 to 2018) and President of the firm’s European region (from 2013 to 2016) for United Parcel Service (UPS). Director, UGI Corporation (from 2021 to 2024).

Board Member, W.W. Grainger, Inc.
Brian S. Shlissel (Born 1964)	Trustee, since 2026

Retired. Previously, President and Principal Executive Officer (from 2016 to 2025) of the J.P. Morgan Funds (a registered investment company complex), and Managing Director and Chief Administrative Officer of Pooled Vehicles (from 2014 to 2025) at J.P. Morgan Asset Management. Prior thereto, President and Chief Executive Officer (from 2001 to 2014) and Treasurer and Chief Financial Officer (from 1999 to 2001) for the Allianz Global Investors Fund Complex (a registered investment company complex) and the PIMCO Closed-End Funds (a group of registered investment companies), and Managing Director and Head of Mutual Fund Services (from 1999 to 2014) at Allianz Global Investors. Director (from 2017 to 2023) and Chair of the Governance Committee of the Expect Miracles Foundation, a not-for-profit foundation focused on cancer research. Director (from 2023 to 2025) of NICSA, a not-for-profit asset and wealth management trade association.

N/A
1.	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Cindy J. Miller. Ms. Miller has served as a Trustee of the Trusts in the Fund Complex since January 1, 2026. She also serves as a member of the Board of Directors for W.W. Grainger, Inc. (since 2024), a publicly-traded company and leading broad line distributor. Previously, Ms. Miller served as Director, President and Chief Executive Officer (from 2019 until her retirement in 2024) and as President and Chief Operating Officer (from 2018 to 2019) of Stericycle, Inc., a leading provider of medical waste solutions. Prior thereto, Ms. Miller served as President of Global Freight Forwarding

(from 2016 to 2018) and as President of the firm’s European region (from 2013 to 2016) for United Parcel Service, a multinational package delivery and supply chain management company. Ms. Miller has extensive board, senior management, operational, and strategic planning experience from her leadership roles at global, publicly-traded operating companies. She possesses extensive knowledge in the areas of logistics, business transformation and change management, operations management, strategy, safety and international business.

Brian S. Shlissel. Mr. Shlissel has served as a Trustee of the Trusts in the Fund Complex since January 1, 2026. Previously, Mr. Shlissel served as President and Principal Executive Officer (from 2016 until his retirement in 2025) of the J.P. Morgan Funds, and as Managing Director and Chief Administrative Officer of Pooled Vehicles (from 2014 to 2025) at J.P. Morgan Asset Management. Prior thereto, he served as President and Chief Executive Officer (from 2001 to 2014) and Treasurer and Chief Financial Officer (from 1999 to 2001) for the Allianz Global Investors Fund Complex and the PIMCO Closed-End Funds, and Managing Director and Head of Mutual Fund Services (from 1999 to 2014) at Allianz Global Investors. Mr. Shlissel also served as a Director (from 2017 to 2023) and Chair of the Governance Committee of the Expect Miracles Foundation, a not-for-profit foundation focused on cancer research, and a Director (from 2023 to 2025) for NICSA, a not-for-profit asset and wealth management trade association. Mr. Shlissel has extensive senior management experience, including as a fund executive. He possesses extensive knowledge regarding various aspects of the asset management industry.

November 12, 2025